                                                                EXHIBIT (m)(iii)


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and trustees of Anchor Pathway Fund, Seasons Series Trust and SunAmerica Series Trust do hereby severally constitute and appoint Nori L. Gabert, Donna M. Handel, Peter C. Sutton, and Robert M. Zakem or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with any Registration Statement on Form N-1A and any and all amendments (including post-effective amendments) thereto, with full power and authority to execute said Registration Statement for and on behalf of the undersigned, in our names and in the capacities indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby give to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in fact would have if personally acting. The undersigned hereby ratify and confirm all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

         WITNESS the due execution hereof on the date and in the capacity set forth below.


Signature                                   Title                                                Date
---------                                   -----                                                ----
                                            Trustee and Chairman                                 May 21, 2002
--------------------------------            (Principal Executive Officer)
Jana W. Greer

                                            Vice President, Treasurer                            May 21, 2002
--------------------------------            and Controller (Principal Financial
Peter C. Sutton                             and Accounting Officer)

                                            Trustee                                              May 21, 2002
--------------------------------
Monica C. Lozano


                                            Trustee                                              May 21, 2002
--------------------------------
Allan L. Sher


                                            Trustee                                              May 21, 2002
--------------------------------
Gilbert T. Ray


                                            Trustee                                              May 21, 2002
--------------------------------
Bruce G. Willison


                                            Trustee                                              May 21, 2002
--------------------------------
Carl D. Covitz